                                                                      Exhibit 20

                  Volkswagen Credit Auto Master Owner Trust,
                                 Series 2000-1

--------------------------------------------------------------------------------

                   Distribution Date Statement: May 21, 2001

      a. Aggregate Amount of Collections                                                    $352,825,249.04
         Aggregate Amount of Non-Principal Collections                                        $5,016,878.33
         Aggregate Amount of Principal Collections                                          $347,808,370.71
         Pool Balance                                                                       $785,211,310.06
         Residual Participation Amount                                                      $285,211,310.06
         Excess Funding Account                                                                       $0.00

      b. Series Allocation Percentage                                                               100.00%
         Floating Allocation Percentage                                                              63.68%
         Principal Allocation Percentage                                                                N/A

      c. Total Amount Distributed on Series 2000-1                                            $2,241,041.67

      d. Amount of Such Distribution Allocable to Principal on 2000-1                                 $0.00

      e. Amount of Such Distribution Allocable to Interest on 2000-1                          $2,241,041.67

      f. Noteholder Default Amount                                                                    $0.00

      g. Required Subordinated Draw Amount                                                            $0.00

      h. Noteholder Charge Offs                                                                       $0.00
         Amounts of Reimbursements                                                                    $0.00

      i. Monthly Servicing Fee                                                                  $654,342.76
         Noteholder Monthly Servicing Fee                                                       $416,666.67

      j. Controlled Deposit Amount                                                                    $0.00

      k. Series 2000-1 Invested Amount at end of period (Gross)                             $500,000,000.00
         Outstanding Principal Balance                                                      $500,000,000.00

      l. Available Subordinated Amount                                                       $86,142,883.72

      m. Carry-over Amount                                                                            $0.00

      n. Reserve Account Balance                                                              $1,750,000.00

      o. Principal Funding Account Balance                                                            $0.00
         Yield Supplement Account Balance                                                     $1,750,000.00

VW CREDIT, INC. - SERVICE                                                 Page 1
17-May-01

           VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                Monthly Servicer Report Input and Summary Page
                ----------------------------------------------

TRANSACTION SUMMARY           PORTFOLIO CHARGE OFF RATE AT COLLECTION PERIOD END
-------------------           --------------------------------------------------
                                                                         From                 To          Days
Current Interest Period                                             04/20/2001            05/20/2001       31

Series Allocation Percentage                                                 100.00%
Initial Principal Balance                                            $500,000,000.00
Outstanding Principal Balance                                        $500,000,000.00
Principal Balance of Receivables for Determination Date              $761,318,237.88
Amount Invested in Receivables on Series Issuance Date               $500,000,000.00
Initial Invested Amount                                              $500,000,000.00
Invested Amount at the Beginning of Period                           $500,000,000.00
Series 2000-1 Invested Amount at End of Period (Gross)               $500,000,000.00
Required Subordinated Amount                                          $86,142,883.72
Excess Funding Account                                                         $0.00
Series 2000-1 Invested Amount at End of Period (net of EFA)          $500,000,000.00
Available Subordinated Amount (previous period)                       $85,480,531.35
Incremental Subordinated Amount (previous period)                     $37,535,325.88

RESERVE ACCOUNT AND YIELD SUPPLEMENT ACCOUNT
--------------------------------------------

Yield Supplement Account Initial Deposit                               $1,750,000.00
Yield Supplement Account Beginning Balance                             $1,750,000.00
Yield Supplement Account Required Amount                               $1,750,000.00

Reserve Account Initial Deposit                                        $1,750,000.00
Reserve Account Required Amount                                        $1,750,000.00
Reserve Account Beginning Balance                                      $1,750,000.00

Outstanding Carryover Amount - Beginning Balance                               $0.00
Withdrawal from Yield Supplement Account                                       $0.00
Outstanding Carryover Amount - Ending Balance                                  $0.00
Yield Supplement Account Balance - Ending Balance                      $1,750,000.00
Yield Supplement Account Deposit Amount                                        $0.00

Withdrawal from Reserve Account                                                $0.00
Reserve Account Ending Balance                                         $1,750,000.00
Reserve Account  Deposit Amount                                                $0.00

1-month LIBOR Rate (annualized)                                           5.0500000%
Certificate Coupon (annualized)                                              5.2050%
Prime Rate (annualized)                                                   7.5000000%
Servicing Fee Rate (annualized)                                               1.000%
Excess Spread                                                             1.1850000%

TRUST PRINCIPAL RECEIVABLES
---------------------------

Pool Balance at the Beginning of Period                              $756,721,825.29
Pool Balance at the Ending of Period                                 $785,211,310.06
Average Aggregate Principal Balance                                  $770,966,567.68

Aggregate Principal Collections                                      $347,808,370.71
New Principal Receivables                                            $376,297,530.48

Receivables Added for Additional Accounts                                      $0.00
Noteholder Default Amount                                                      $0.00
Net Losses                                                                     $0.00
Noteholder Charge-offs                                                         $0.00
Miscellaneous Paymnets (Adjustments and Transfer deposit amounts)              $0.00
Non-Principal Collections & Inv. Proceeds treated as                           $0.00
Available Noteholder Principal Collections
Monthly Interest Accrued, but not paid                                         $0.00
Ineligible Receivables                                                         $0.00
Excess Funding Account at Date of Determination                                $0.00

Defaulted Receivables in Ineligible and Overconc.                              $0.00
Accounts
MISCELLANEOUS DATA
------------------
Recoveries on Receivables Written Off                                          $0.00
Spread Over/Under Prime for Portfolio                                         -0.11%
Weighted Average Interest Rate                                                 7.39%
Previously waived Monthly Servicing Fee                                        $0.00


Net losses as a % of Avg. Receivables Balance (annualized)                                              0.00%

PORTFOLIO AND DEALERSHIP STATISTICS
-----------------------------------

Used Vehicle Receivables' Balance                                                              $33,076,155.78
Used Vehicle Percentage                                                                                4.212%
Used Vehicle Percentage During Last Collection Period                                                  4.236%
Early Amortization Event?                                                                      NO
Largest Dealer or Dealer Affiliation Balance                                                   $36,717,644.93
Largest Dealer Percentage                                                                              4.852%

Aggregate Principal Amount of Receivables of Dealers over 2%                                   $54,737,679.37


SUMMARY OF COLLECTIONS
----------------------

Aggregate Amount of Collections                                                                $352,825,249.04
Aggregate Amount of Non-principal Collections (including insurance proceeds & rebates)           $5,016,878.33
Investment Proceeds                                                                                 $13,966.20
Aggregate Amount of Principal Collections                                                      $347,808,370.71
Asset Receivables Rate                                                                                  6.042%
Use Asset Receivables Rate?                                                                    NO
Carryover Amount (this Distribution Date)                                                                  N/A


PAYMENT RATE INFORMATION
------------------------

Monthly Payment Rate                                                                           45.11%
Previous Collection Period Monthly Payment Rate                                                46.24%
Monthly Payment Rate 2 collection periods ago                                                  39.25%
3-month Average Payment Rate                                                                   43.53%
Early Amortization Event?                                                                      NO


ACCUMULATION PERIOD/EARLY AMORTIZATION PERIOD
---------------------------------------------

Extend Revolving Period?                                                                       YES
Last Day of Revolving Period                                                                   N/A
Invested Amount as of Last Day of Revolving Period                                             N/A
Accumulation Period Length (months)                                                            N/A
First Accumulation Date                                                                 TO BE DETERMINED
Expected Final Payment Date                                                                    N/A
Required Participation Percentage                                                            104.00%
Principal Funding Account Balance                                                                        $0.00
Principal Payment Amount                                                                                 $0.00
Controlled Accumulation Amount                                                                           $0.00

TOTAL AMOUNT DISTRIBUTED ON SERIES 2000-1
-----------------------------------------

Noteholders
-----------
1.  Monthly Noteholder Interest Distribution                                                     $2,241,041.67
2.  Noteholder Monthly Servicing Fee Distribution                                                  $416,666.67
3.  Reserve Account Deposit Amount Distribution                                                          $0.00
4.  Noteholder Default Amount Distribution                                                               $0.00
5A  Unreimbursed Noteholder Charge-offs (net of Series Allocable Misc. Pmts)                             $0.00
5B. Reinstate reductions in Series 2000-1 Available Subord. Amount                                       $0.00
6. Outstanding Carryover Amount Distribution                                                             $0.00
7. Yield Supplement Account Deposit Amount Distribution                                                  $0.00
8. Previuosly waived Monthly Servicing Fee Distribution                                                  $0.00
                                                                                                         -----
            Excess Servicing                                                                       $536,895.63
DEFICIENCY AMOUNT
-----------------
Deficiency Amount                                                                                        $0.00
Required Subordinated Draw Amount                                                                        $0.00
EXCESS FUNDING ACCOUNT
----------------------
Withdrawals to purchase Receivables (Since Issuance Date)                                                $0.00
Additions in connection with a reduction in Receivables                                                  $0.00
Transfer to Principal Funding Account                                                                    $0.00

VW CREDIT, INC. -- SERVICER                                               Page 2
   17-May-01

           VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                                    Summary
                                    -------

              Collections      Accrual            Distribution
              -----------      -------            ------------
From:           20- Apr -01
To:               20-May-01
Days:                    31

LIBOR Rate       5.0500000%
 (1 month)

Series #          1         Active
VCI Rating:      N/A


              TRUST AND SERIES ALLOCATIONS - BEGINNING OF PERIOD
              --------------------------------------------------

                                      Series                                           Required       Required        Outstanding
   Series        Series              Allocation     Invested        Subordinated    Participation  Participation           Note
   Number        Name                Percentage     Amount            Amount           Percentage     Amount             Balance
  ------         ----                ----------     ------            ------           ----------     ------             -------
                  Trust                          $500,000,000.00  $86,142,883.72         N/A       $606,142,883.72
                1 Series 2000-1       100.00%    $500,000,000.00  $86,142,883.72       104.00%     $606,142,883.72  $500,000,000.00

VW CREDIT, INC. -- SERVICER                                               Page 3
17-May-01
           VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                             SERVICING CERTIFICATE
                             ---------------------

INITIAL AMOUNTS                                                                  EXCESS SPREAD CALCULATION
---------------                                                                  -------------------------

Initial Invested Amount                   $500,000,000.00                        Weighted Average Rate Charged to          7.390%
                                                                                 Dealers
Invested Amount                           $500,000,000.00                        LIBOR                                     5.050%
Controlled Accumulation Amount                      $0.00                        Note Rate (LIBOR+15.5 b.p.)               5.205%
Required Subordinated Amount               $86,142,883.72                        Servicing Fee Rate                        1.000%
Annualized Servicing Fee Rate                       1.00%                        Investor Net Losses                       0.000%
First Controlled Accumulation Date        TO BE DETERMINED                                                                 ------
Accumulation Period Length (months)             N/A                              Excess Spread                             1.185%
Expected Final Payment Date                     N/A
Initial Settlement Date                         10-Aug-00
Required Participation Percentage                 104.00%
Subordinated Percentage                           9.5890%

SERIES 2000-1 MONTHLY REPORTING
-------------------------------

                                                                                          Required           Excess
                                           Series 2000-1           Invested             Subordinated         Funding
Principal Receivables                          Total                Amount                 Amount            Amount
---------------------                          -----                ------                 ------            ------

Series Allocation Percentage                  100.00%
Beginning Balance                         $500,000,000.00       $500,000,000.00        $86,142,883.72         $0.00
  Floating Allocation Percentage              63.68%                63.68%
  Principal Allocation Percentage               N/A                   N/A

Principal Collections                     $347,808,370.71       $347,808,370.71                   N/A           N/A
New Principal Receivables                 $376,297,530.48       $376,297,530.48                   N/A           N/A
Principal Default Amounts                           $0.00                 $0.00                   N/A           N/A
Receivables Added for Additional Accounts           $0.00                 $0.00                   N/A           N/A
Controlled Deposit Amount                           $0.00                   N/A                   N/A           N/A

"Pool Factor"                                                     100.00000000%

Ending Balance                            $500,000,000.00       $500,000,000.00        $86,142,883.72         $0.00
  Floating Allocation Percentage              63.68%                63.68%


Non-Principal Receivables
-------------------------

Non-Principal Collections                   $3,194,603.97
Recoveries on Receivables Written                   $0.00
Off
Investment Proceeds                            $13,966.20

VW CREDIT, INC. -- SERVICER                                               Page 4
17-May-01

           VOLKSWAGEN CREDIT AUTO MASTER OWNER TRUST, SERIES 2000-1

                             SERVICING CERTIFICATE
                             ---------------------

Subordinated Amount & Reserve Fund                                           Current                Previous
----------------------------------                                           -------                --------
Available Subordination Amount (Previous)                                 $85,480,531.35        $86,033,541.96
  Required Subordination Draw Amount                                               $0.00                 $0.00
  Reserve Account Funds to Noteholder Default Amount                               $0.00                 $0.00
Non-principal Collections & Inv. Proceeds treated                                  $0.00                 $0.00
                                                                                   -----                 -----
as Available Noteholder Principal Collections
(1) Subtotal                                                              $85,480,531.35        $86,033,541.96
(2) Subordination Percentage* Series 2000-1                               $47,945,205.48        $47,945,205.48
Invested Amount

(a) lower of (1) or (2)                                                   $47,945,205.48        $47,945,205.48
(b) Incremental Subordinated Amount (previous                                      $0.00                 $0.00
period)
(c) Incremental Subordinated Amount                                       $38,197,678.24        $37,535,325.88
(d) Payments from Excess Funding Account to                                        $0.00                 $0.00
Residual Interestholder

Available Subordinated Amount                                             $86,142,883.72        $85,480,531.35

  Overconcentration Amount                                                $54,737,679.37        $51,836,935.56

Beginning Reserve Account Balance                                          $1,750,000.00         $1,750,000.00
Reserve Account Required Amount                                            $1,750,000.00         $1,750,000.00
Withdrawal from Reserve Account                                                    $0.00                 $0.00
Reserve Account Deposit Amount                                                     $0.00                 $0.00
Ending Reserve Account Balance                                             $1,750,000.00         $1,750,000.00

Required Non-Principal Distributions
------------------------------------

Available Non-Principal Collections                                        $5,016,878.33         $4,607,418.54
  Noteholder Non-Principal Collections                                     $3,194,603.97         $3,044,327.77
  Residual Interestholder Non- Principal                                   $1,822,274.36         $1,563,090.77
Collections
Investment Proceeds                                                           $13,966.20            $15,736.90
Reserve Fund Balance                                                       $1,750,000.00         $1,750,000.00
                                                                          --------------         -------------
Total Non-Principal Available                                              $6,780,844.53         $6,373,155.44

Interest Shortfall                                                                 $0.00                 $0.00
Additional Interest                                                                $0.00                 $0.00
Carry-over Amount                                                                  $0.00                 $0.00
Carry-over Shortfall                                                               $0.00                 $0.00
Additional Interest on Carry-over Shortfall                                        $0.00                 $0.00

Monthly Servicing Fee                                                        $654,342.76           $630,601.52
Noteholder Monthly Servicing Fee                                             $416,666.67           $416,666.67